Inventories (Details) - USD ($) $ in Millions		Dec. 31, 2022	Dec. 31, 2021
Inventory Disclosure [Abstract]
Raw materials and supplies		$ 218	$ 185
Work in process		33	51
Finished goods		248	242
Total	[1]	499	478
Inventory reserves		$ 21	$ 2

[1]	At December 31, 2022 and 2021, the following amounts from consolidated variable interest entities are included in the respective balance sheet captions above: $6 and $4 of cash and cash equivalents; $9 and $7 of accounts receivable, net; $6 and $2 of inventories; $3 each of property, plant and equipment, net; $2 and nil of operating lease right-of-use assets; $2 and $5 of intangible assets, net; $3 each of accounts payable; and $4 and $3 of accrued liabilities. See "Note 9. Variable Interest Entities."